SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): July 3, 1996; (July 3, 1996)

                             KEY ENERGY GROUP, INC.
             (Exact name of registrant as specified in its charter)


         Maryland                     1-8038                  04-2648081
(State or other jurisdiction   (Commission File Number)      IRS Employer
     of incorporation)                                     Identification No.)
                              255 Livingston Avenue
                         New Brunswick, New Jersey 08901
          (Address of principal executive offices, including zip code)






                                 (908) 247-4822
              (Registrant's telephone number, including area code)







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Item 5.  Other  Events.

     On July 3, 1996 Key Energy Group, Inc. ("Key") completed a private placement offering of Key's convertible subordinated debentures (the "Private Placement").

     For more information about the Private Placement, see Key's press release, dated July 3, 1996, which is attached herewith as Exhibit 99 and incorporated by reference herein.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits

     Exhibit 99 - Press Release, dated July 3, 1996

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        KEY   ENERGY   GROUP,   INC.


                                        By: /s/ Francis D. John
                                        Francis D. John,  President



Date: July 3, 1996
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                                  EXHIBIT INDEX


 Number                       Description                         Page Number
   99               Press Release, dated July 3, 1996                 4



















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